UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2019

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue Darien, Connecticut		06820
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GWR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On September 17, 2019, Genesee & Wyoming Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of G&W. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. G&W cautions readers of this filing that such “forward looking statements,” including without limitation, those relating to G&W’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this filing or in other statements attributable to G&W, are necessarily estimates reflecting the judgment of G&W’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause G&W’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from G&W’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on G&W’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; risks related to the operation of G&W’s railroads; severe weather conditions and other natural occurrences, which could result in shutdowns, derailments, railroad network and port congestion or other substantial disruption of operations; customer demand and changes in G&W’s operations or loss of important customers; exposure to the credit risk of customers and counterparties; changes in commodity prices; consummation and integration of acquisitions; economic, political and industry conditions, including employee strikes or work stoppages; retention and contract continuation; legislative and regulatory developments, including changes in environmental and other laws and regulations to which G&W or its customers are subject; increased competition in relevant markets; funding needs and financing sources, including G&W’s ability to obtain government funding for capital projects; international complexities of operations, currency fluctuations, finance, tax and decentralized management; challenges of managing rapid growth, including retention and development of senior leadership; unpredictability of fuel costs; susceptibility to and outcome of various legal claims, lawsuits and arbitrations; increase in, or volatility associated with, expenses related to estimated claims, self-insured retention amounts and insurance coverage limits; consummation of new business opportunities; decrease in revenues and/or increase in costs and expenses; susceptibility to the risks of doing business in foreign countries; uncertainties arising from a referendum in which voters in the United Kingdom (U.K.) approved an exit from the European Union (E.U.), commonly referred to as Brexit; G&W’s ability to integrate acquired businesses successfully or to realize the expected synergies associated with acquisitions; risks associated with G&W’s substantial indebtedness; failure to maintain satisfactory working relationships with partners in Australia; and failure to maintain an effective system of internal control over financial reporting as well as disclosure controls and procedures and other risks.

For a more detailed discussion of these factors, see the information under the caption “Risk Factors” in G&W’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in G&W’s most recent Annual Report on Form 10-K filed on February 26, 2019.

G&W’s forward-looking statements speak only as of the date of this filing or as of the date they are made. G&W disclaims any intent or obligation to update any “forward looking statement” made in this filing to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of G&W by Brookfield and GIC. In connection with the proposed merger transaction, G&W filed with the SEC on August 20, 2019 and furnished to G&W’s stockholders a definitive proxy statement. Stockholders are urged to read the definitive proxy statement and any other documents filed or to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement in their entirety because they contain important information about the proposed merger. This filing does not constitute a solicitation of any vote or approval and is not a substitute for the definitive proxy statement.

Investors are able to obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and G&W’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through G&W’s website at www.gwrr.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of G&W may be deemed “participants” in the solicitation of proxies from stockholders of G&W in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of G&W in connection with the proposed merger are set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 8, 2019.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of Genesee & Wyoming Inc., dated as of September 17, 2019

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

September 17, 2019	/s/ Allison M. Fergus
Name: Allison M. Fergus
(Date)	Title: General Counsel